Credit Suisse Energy Summit February 6-10, 2012 Bristow Group Inc. February 8, 2012 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2011.  We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

3
Bristow is the leading provider of helicopter
transportation services to the global offshore industry
•
~20 countries
•
550 aircraft
•
~3,400 employees
•
Ticker: BRS
•
Stock price
*
: $48.63
•
Market cap
*
: ~$1.8 billion
•
Secured: BBB-/Ba1 (stable outlook)
•
Corporate: BB/Ba2 (stable outlook)
$67
* Based on 36.8  million fully diluted weighted average shares outstanding as of 12/31/2011 and stock price as of 01/27/2012.
Bristow flies crews and light cargo to production platforms, vessels and rigs

• #1 or #2 market position in the major oil and gas provinces: North Sea,
GoM, Australia, West Africa and Brazil
• Industry-leading safety performance—the key customer requirement
• New-technology fleet of medium and large helicopters meets the needs of fast growing and high margin deepwater segment
• Financial strength and cash flow generation
• Leadership among peers
• Continuous management focus on improved safety and capital allocation performance
Strategically positioned for global growth

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

5
2.79
2.27
0.58
Industry leading safety record creates marketing
and cost advantage
• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the
leading example emulated industry-wide
• Bristow accident rate is less than one fifth
the average rates for the oil and gas
industry and all civil helicopters
• Safety Performance accounts for 25% of
management incentive compensation
* Averages for most recently available three-year period: Helicopter Association International 2007-2009, International Oil & Gas Producers 2005-2007, Bristow Group, 2009-
2011, excluding Bristow Academy
3-year average air
accident rates
*
per 100K flight hours
Bristow
Oil & Gas industry
All civil helicopters

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow services are utilized in every phase of
offshore oil and gas activity
• Largest share of revenues (>60%) relates to
oil and gas production, ensuring stability and
growth
• There are ~ 8,000 offshore production
installations worldwide—compared with >600
exploratory drilling rigs
• ~ 1,700 helicopters servicing oil and gas
industry of which Bristow’s fleet is
approximately one third
• Bristow revenues primarily driven by
operating expenditures
Typical revenues by segment

Production
60%
Development
10%
20%
Exploration
Other 10%
EXPLORATION SEISMIC
DEVELOPMENT
ABANDONMENT
PRODUCTION
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow’s contract and operations structure results in a
more predictable income with significant operating
leverage
Revenue sources
•
Our run-rate capex is low as we expense almost all of our overhaul and maintenance
• Bristow contracts earn 65% of revenue without flying in most market
• Two tiered contract structure includes both:
– Fixed or monthly standing charge to reserve helicopter capacity
– Variable fees based on hours flown
Operating income

Variable
hourly
35%
Fixed
monthly
65%
Fixed
monthly
70%
Variable
hourly
30%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Europe (EBU) Outlook:
Growth is surprisingly resilient
Business Strategy and Overview:
• EBU is our largest BU with significant growth opportunities to both diversify and increase market share
• Annual Revenue ~ $550 million
• # of LACE*: 46 (42 Heavy, 15 Medium)
• LACE Rate* (annualized): $9.6 million
• Market Share: circa 35%
Outlook:
• Positive, but we must remain cost effective
• New incremental work contracted
• Fleet transitioning to all new  generation aircraft
• Market share gains and new tender activity
UK Gap SAR bid
Norway
West of Shetlands
• SAR-H longer term opportunity
• Wind farms diversification
FY12 operating margin expected  to be ~ low twenties
Long-term operating margins should remain in the low twenties
* LACE and LACE Rate are calculated as of December 31, 2011

West Africa (WASBU) Outlook: Increased offshore
deepwater development and competition
and competition
Business Strategy and Overview:
• WASBU strategy is to maintain the proven and consistent premier brand
• Annual Revenue: circa $250 million
• # of LACE*: 22 (mostly medium/small aircraft)
• LACE Rate* (annualized): circa $11.2 million
• Market Share: circa 60%
Outlook:
• Competition re-emerging in the medium term
• Introduction of large new technology aircraft to market with increased activity planned
• Deep-water opportunities - greater barriers of entry
• Twelve month renewal of key contract
• Bids from major clients
• Restructuring continues
FY12 operating margin expected  to be low to mid twenties
Long-term operating margins should remain in the low to mid twenties
* LACE and LACE Rate are calculated as of December 31, 2011

Australia (AUSBU) Outlook: Mid and Long term outlook
is positive; Expansion delayed
Business Strategy and Overview:
• AUSBU strategy entails a focus on the organic growth and the Client Promise
• # of LACE*: 20
• Annual Revenue: circa $160 million
• LACE Rate* (annualized): circa $7.0 million
• Market Share:  circa 65%
Outlook:
• Some work delayed until second half FY12; expecting strong activity in Q4
• Total market size is increasing as new projects come on line, driven by demand for gas for Asian markets
• Additional new technology work confirmed with key operators
FY12 operating margin expected  to be mid teens
Long-term operating margins should remain in high teens
* LACE and LACE Rate are calculated as of December 31, 2011

Other International (OIBU) Outlook:
Emerging growth
Business Strategy and Overview:
• OIBU strategy is to develop new markets through geographic R&D and partnerships
• Annual Revenue: circa $141 million
• # of LACE*: 38
• LACE Rate* (annualized): $3.8 million
• Multiple countries and joint ventures
Outlook:
• Work in Equatorial Guinea, Bangladesh, as well as increased rates in Trinidad, set to positively impact second half of FY12
• Expansion of medium and large work with Lider in Brazil
• Ongoing dry lease business with Heliservicio, Mexico and MHS, Malaysia
FY12 operating margin expected  to be low twenties
Long-term operating margins should remain in the low to mid twenties
* LACE and LACE Rate are calculated as of December 31, 2011

North America (NABU) Outlook:
Slow but steady improvement
Business Strategy and Overview:
• NABU strategy is to focus on key contracts
• Annual Revenue: circa $180-200 million
• # of LACE*: 30
• LACE Rate* (annualized): $5.9 million
• Market Share: 28%
Outlook:
• FY12 GoM and Alaska drilling permits continue to be issued but at a slow rate with large aircraft demand slowly increasing
• Well positioned to benefit from accelerated return of activity
• Two new S-92s arrived for multi-year contracted work
• Expect more exploration and development drilling to accelerate in FY13 with large contracts coming up for renewal
FY12 operating margin expected to be singles digits
* LACE and LACE Rate are calculated as of December 31, 2011

Long-term operating margins should increase to low - mid teens

- **L**arge **A**ir**c**raft **E**quivalent (**LACE**)
- "**LACE**" normalizes revenue and is functionally similar to BOE in the E&P business
- "**LACE**" combines Large, Medium and Small aircraft into a simple and similar form of revenue producing asset
- "**LACE Rate**", Revenue/LACE, will become the "**Day Rate**" equivalent for our business

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow
13

Translating these opportunities into revenue growth:
Introduction to LACE and the LACE Rate
LACE Math
100% per # of Large Aircraft
+50% per # of Medium Aircraft
+25% per # of Small Aircraft
= Total # of LACE Aircraft
x LACE Rate (Revenue/LACE)
= Revenue

Consolidated commerical aircraft
Large Aircraft Equivalent (LACE)
350
300
250
200
150
100
50
0
323
324
295
290
279
277
156
161
164
159
153
155
FY07
FY08
FY09
FY10
FY11
YTDFY12

LACE
LACE Rate
165
162
159
156
153
150
147
8
7
6
5
4
3
2
1
0
4.92
5.72
6.14
6.49
7.15
7.42
156
161
164
159
153
155
FY07
FY08
FY09
FY10
FY11
YTDFY12

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Translating these opportunities into revenue growth:
LACE and LACE Rate trends
LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue; see appendix for LACE calculation

What clients are saying?
• Newer assets will be required
• Pursuing highest operational standard and will require that of contractors
• Higher levels of inspection required to award contracts
• Certification of training and personnel competency needed
• Bids will call for higher specs than needed to perform the actual job
• “Every bid now seems to need partner approvals”
Our clients have sharply increased their focus on risk
related to contractor capabilities, personnel and equipment
These requirements favor Bristow’s business model because of its financial strength and demonstrated premier service

TARGET ZERO ACCIDENTS

TARGET ZERO DOWNTIME

TARGET ZERO COMPLAINTS

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow’s Client Promise is in response to this client focus:
Creating value through differentiation
Target Zero accidents, downtime and complaints
programs deliver value to operators.
More zero-accident flight hours than anyone,
more uptime than anyone,
and hassle-free service
creates confidence in flight. Worldwide.
Lowers client’s offshore operating costs
and improves productivity.
Earns us more business
to improve BVA.

Achieve year-on-year increase in BVA

Maintain growth and increase revenue to $1.8B

Continue prudent balance sheet management

Proactively reduce cost of capital

Create a unique and compelling investment opportunity for shareholders

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Bristow’s new unique investment thesis and
commitment to our shareholders for the next 5 years

Internal Strategy
Temple:
FY 2012 - 2016
Prudent
Balance Sheet
Management
Growth
Capital Return
External
Commitment:
FY 2012 - 2016
Our New Balanced
and Unique
Investment Thesis

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF - (GOA X 10.5%)

Bristow Value Added calculation for FY2011

$(10.1) = $257 - ($2,543* X 10.5%)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Understanding Bristow Value Added (BVA):
Treat capital like any other cost
• BVA is the key measure to define financial success
• BVA is robust enough to captures all trade-offs:
Revenue
After Tax Margins
Asset Intensity
Reinvestment Rate
Differentiation
Sustainability
Risk
*  Represents the average gross operating assets for FY2011

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy – opportunistically
entering market

• Aircraft leasing market is very attractive to Bristow, offering lower rates and better terms than previously anticipated
• Our initial goal is to utilize this financing strategy for up to 20-30 percent of our
LACE aircraft over the next few years
• In December 2011 we entered into four operating lease transactions for new technology large aircraft. We expect to execute similar transactions within the next twelve months as the market continues to be strong
• Financial statement impact: rent expense is part of direct cost; operating leases will increase cash flow from investing activity and decrease capital expenditures
• Going forward, adjusted EBITDAR is a more relevant metric of operational performance compared to adjusted EBITDA as we increase our lease portfolio

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Understanding prudent balance sheet management:
How we get there
•
Minimum total liquidity of $200M
•
Quarterly dividend growth of 10-15% per annum
•
Excess cash may be distributed to shareholders with
specifics approved by Board of Directors
•
Balance use of operating cash flow + a/c sales with leases
for a/c purchases and other capex
•
Leases used for initially no more than 20-30% of total
Bristow LACE
•
Adjusted Debt/Capital Ratio less than 45%

Capex vs
Leases
Capital
Structure
Liquidity
Capital Return

Financial highlights:
Revised FY12 guidance
• EPS guidance range $2.90 - $3.10, excluding aircraft sales and special items
• Depreciation and amortization expense ~ $90 – $95 million
• SG & A expense ~ $130 - $135 million
• Interest expense ~ $35 - $40 million
• Tax ~ 20% - 24% (assuming revenue earned in same regions and same mix)
•
LACE* (Large Aircraft Equivalent) = 157
• Revenue/LACE Rate* ~ $7.40 - $7.50 million per LACE aircraft per year
* Excludes Bristow Academy, aircraft held for sale, CIP, and reimbursable revenue.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Understanding Bristow’s unique, balanced
investment thesis
The “Growth Price Signal” is provided
by the commercial markets and outlook
for  ANNUAL EPS Growth
Cash
Flow Yield
2
=
OCF + A/C sales – Depreciation
Market Capitalization
FY07 –
FY11 EPS
1
Growth
We will aim to provide a balanced return, but some
years we will “hit the gas” depending on price signals
The “Capital Return Price Signal” is
provided by the financial markets and
our current free cash flow yield
Today this equals 9.2%
2.9% =
1) For the nine months ended December 31
2) Trailing twelve months

Putting it all together for FY12-16:
Over $700 million available for further growth and capital
return

735
Operating
leases
Operating
leases
116
1,378
103
1,121
238
497
FY11 balance Operating cash flow Asset sales Aircraft purchases Other capex Maintain optimal capital structure
Available for
dividend/growth/other
capital return
735

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Today’s Key Takeaways
Premier service provider with excellent secular expansion opportunities
Growth to be executed with care and discipline
Expand margins and revenue growth
Deepen client relationships with premium market share with the premium clients
Push capital efficiency and revenue per asset
Proactive reduction of our capital charge
Bristow maintains its commitment to prudent balance sheet management
Bristow intends to grow the dividend
Bristow will demonstrate a balanced return for our investors by using market price signals to grow or harvest our businesses

BVA creates a
capital
allocation
discipline
Unique
investment in
oilfield services
Target Zero will
remain a top
priority
Client Promise
ensures
differentiation

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com/investorrelations Contact Us 25

26 Appendix Appendix

Bristow
NABU 15%*
EBU 37%
WASBU 21%
AUSBU 12%
OIBU 12%
BRS Academy 3%
U.S. GoM – 80/7
Alaska – 13/3
UK –38/4
Netherlands – 4/1
Norway – 14/3
Denmark – 1/1
FBH - 64
Nigeria – 48/7
Australia –30/10
Mexico – 16/5
Brazil –10/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
India – 1/2
Turkmenistan – 2/1
Malaysia – 5/2
Other – 14/1
Lider - 77
PAS - 45
Florida – 54/1
Louisiana – 15/1
U.K. – 2/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Organizational Chart - as of December 31, 2011
Operated Aircraft
Bristow owns and/or operates 364
aircraft as of December 31, 2011
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 186 aircraft
as of December 31, 2011
Business Unit
(* % of YTD FY12 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(No. of aircraft)
Key

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of December 31, 2011
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 28 2 30 10
85 2 87 16
LACE 79
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 2 14 16 -
Bell 412 13 Twin Turbine 35 20 55 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 17 6 23 -
Sikorsky S-76C/C++ 12 Twin Turbine 54 28 82 -
118 70 188 -
LACE 55

Type	No. of PAX	Engine	Aircraft Consl	Unconsl	Total	Ordered
Small Helicopters						
Bell 206B	4	Turbine	2	2	4	-
Bell 206 L-3	6	Turbine	4	6	10	-
Bell 206 L-4	6	Turbine	30	1	31	-
Bell 407	6	Turbine	40	-	40	-
BK 117	7	Twin Turbine	2	-	2	-
BO-105	4	Twin Turbine	2	-	2	-
EC135	7	Twin Turbine	6	3	9	-
			86	12	98	-
LACE			21			
Training Helicopters						
AW139	12	Twin Turbine	-	3	3	-
Bell 412	13	Twin Turbine	-	8	8	-
Bell 212	12	Twin Turbine	-	15	15	-
AS355	4	Twin Turbine	2	-	2	-
AS350BB	4	Turbine	-	36	36	-
Agusta 109	8	Twin Turbine	-	2	2	-
Bell 206B	6	Single Engine	9	-	9	-
Robinson R22	2	Piston	11	-	11	-
Robinson R44	2	Piston	2	-	2	-
Sikorsky 300CB/Cbi	2	Piston	46	-	46	-
Fixed Wing			1	-	1	-
			71	64	135	-
Fixed Wing			4	38	42	-
Total			**364**	**186**	**550**	**16**
TOTAL LACE (Large Aircraft Equivalent)			**155**			

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow
29

Aircraft Fleet – Small, Training and Fixed
As of December 31, 2011 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
Q3 FY12
EBU WASBU AUSBU OIBU NABU Total
Large 3      -             3            -        -         6
Medium 2      1            1            3       1        8
Small -       2            -             -        -         2
Total 5      3            4            3       1        16
Aircraft held for sale by BU
* Amounts stated in thousands; In Q3 FY12 two aircraft were sold for
$47.9 million and entered into lease back agreements and two aircraft interest previously included in CIP were sold for $23.4 million.
Q 1 FY12 Q 2 FY12 Q 3 FY12 YTD
Fleet Count Beginning Period 373 372         366         373
Delivered
EC225 2 1 3
S-92 2 3 5
Citation XLS 1 1
Total Delivered 2 3 4 9
Removed
Sales (3)            (5)            (7)            (15)
Other* (4)            1             (3)
Total Removed (3)            (9)            (6)            (18)
372         366         364         364
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
EBU WASBU AUSBU OIBU NABU BA Total
Large 3 -             -             -        2 -         5
Medium -       -             -             -        9 -         9
Small -       -             2 -        1 -         3
Fixed -       1 -             -        -         -         1
Training -       -             -             -        -         23 23
Total 3 1 2 -        12 23 41
Leased aircraft in consolidated fleet
# of A/C Sold
Cash
Received*
Q1 FY12 3                  2,478
Q2 FY12 5                  10,674
Q3 FY12 9                  81,248
Totals 17                 94,400

ORDER BOOK*

#	Helicopter Class	Delivery Date	Location	Contracted
1	Large	March 2012	EBU	1 of 1
1	Large	June 2012	OIBU	1 of 1
1	Large	June 2012	WASBU	1 of 1
4	Large	December 2012	EBU	1 of 4
3	Large	March 2013	EBU	3 of 3
1	Large	September 2014	NABU	
1	Large	December 2014	OIBU	
1	Large	March 2015	OIBU	
1	Large	June 2015	EBU	
1	Large	March 2016	EBU	
1	Large	June 2016	AUSBU	
16				7 of 16

* Six large ordered aircraft expected to enter service late calendar 2014 are subject to the successful development and certification of the aircraft.
Order book does not include two large leased aircraft under contract with delivery dates in June and September 2012 quarters.

Fair market value of our fleet is ~$1.9 billion as of December 31, 2011.

OPTIONS BOOK

#	Helicopter Class	Delivery Date	Location
4	Medium	June 2012	EBU
1	Medium	December 2012	OIBU
1	Medium	March 2013	OIBU
2	Medium	June 2013	OIBU
1	Medium	September 2013	OIBU
1	Medium	September 2013	AUSBU
1	Large	September 2013	AUSBU
2	Medium	December 2013	AUSBU
4	Large	December 2013	EBU
1	Large	December 2013	AUSBU
1	Large	March 2014	AUSBU
1	Large	June 2014	AUSBU
1	Large	September 2014	AUSBU
1	Large	December 2014	AUSBU
1	Large	March 2015	AUSBU
1	Large	June 2015	AUSBU
1	Large	June 2015	NABU
1	Large	September 2015	OIBU
1	Large	September 2015	EBU
1	Large	December 2015	OIBU
1	Large	December 2015	EBU
1	Large	March 2016	OIBU
2	Large	June 2016	EBU
1	Large	September 2016	OIBU
1	Large	September 2016	EBU
1	Large	December 2016	EBU
1	Large	December 2016	AUSBU
1	Large	March 2017	OIBU
1	Large	June 2017	EBU
1	Large	September 2017	OIBU
1	Large	December 2017	OIBU
40			

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of December 31, 2011 31

27.0%
26.5%
26.0%
25.5%
25.0%
24.5%
24.0%
23.5%
23.0%
22.5%
26.4%
24.0%
25.6%
26.7%
25.0%
2008
2009
2010
2011
2012
9 Mos Ended 12/31
Full Year

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Adjusted EBITDAR margin trend 1) Calculated by taking adjusted EBITDAR divided by operating revenue 2) Adjusted EBITDAR excludes special items and asset dispositions 32

($ in millions)	2006	March 31, 2007	2008	2009
Income from continuing operations	$54.5	$72.5	$107.7	$125.5
Income tax expense	$14.7	$38.8	$44.5	$50.5
Interest expense	$14.7	$10.9	$23.8	$35.1
Gain on disposal of assets	($0.1)	($10.6)	($9.4)	($9.1)
Depreciation and amortization	42.1	42.5	54.1	65.5
Special items	—	—	(1.4)	(42)
EBITDA Subtotal	125.8	154.1	219.3	225.6
Rental expense	12.1	18.8	22.8	21.1
Adjusted EBITDAR	**$137.9**	**$172.9**	**$242.1**	**$246.7**

($ in millions)	2010	March 31, 2011
Income from continuing operations	$113.5	$133.3
Income tax expense	$29.0	$7.1
Interest expense	$42.4	$46.2
Gain on disposal of assets	(18.7)	(10.2)
Depreciation and amortization	74.7	90.9
Special items	—	1.2
EBITDA Subtotal	240.9	268.5
Rental expense	27.3	29.2
Adjusted EBITDAR	**$268.2**	**$297.7**

($ in millions)	YTD FY11 12/31/2011	YTD FY12 12/31/2011	TTM as of 12/31/2011
Income from continuing operations	$102.1	$50.7	$81.9
Income tax expense	0.0	11.8	18.9
Interest expense	36.3	28.2	38.1
Gain on disposal of assets	(3.6)	3.1	(3.5)
Depreciation and amortization	61.6	70.8	100.1
Special items	(1.2)	24.6	27.1
EBITDA Subtotal	195.2	189.1	262.4
Rental expense	21.4	30.9	38.6
Adjusted EBITDAR	**$216.7**	**$220.0**	**$301.1**

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR reconciliation 33

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating margin trend
Bristow Group
Operating Margin Trend
Actual
2008 2009 2010 2011 2012
As Reported Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3
EBU 23.6% 19.3% 17.2% 16.7% 16.1% 18.1% 17.0% 18.0% 18.4% 19.6% 18.8% 18.8% 17.3% 16.8% 15.5%
WASBU 17.9% 21.5% 24.9% 29.3% 25.4% 34.7% 28.5% 26.5% 29.5% 29.8% 24.0% 27.4% 20.6% 25.2% 25.9%
NABU 14.5% 12.1% 8.9% 9.7% 3.3% 2.2% 6.1% 10.1% 16.1% 4.2% -4.0% 7.5% 3.6% 5.3% 4.3%
AUSBU 17.2% 5.9% 20.1% 23.1% 24.5% 24.5% 23.2% 22.5% 16.3% 17.2% 17.4% 18.2% 10.0% 1.7% 8.7%
OIBU 17.3% 27.0% 21.8% 35.1% 15.5% 1.8% 19.2% 6.9% 30.6% 27.7% 45.8% 28.4% 33.6% 5.8% 32.6%
Consolidated 16.0% 17.8% 15.4% 18.4% 13.1% 15.2% 15.5% 13.6% 17.1% 14.7% 16.1% 15.4% 11.3% 2.9% 13.1%
New methodology (operating income/operating revenue)
2008 2009 2010 2011 2012
Revised * Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3
EBU 29.2% 24.3% 20.9% 20.5% 19.8% 22.4% 20.8% 21.4% 22.1% 25.4% 23.6% 23.6% 21.5% 20.7% 19.5%
WASBU 19.4% 22.8% 26.8% 30.0% 27.3% 35.7% 29.9% 27.1% 30.5% 30.4% 26.1% 28.6% 21.5% 26.4% 27.1%
NABU 14.5% 12.2% 8.9% 9.7% 3.3% 2.2% 6.2% 10.2% 16.4% 4.2% -4.0% 7.6% 3.6% 11.0% 4.3%
AUSBU 17.9% 6.3% 21.0% 24.5% 25.5% 25.6% 24.3% 23.6% 17.8% 18.8% 19.1% 19.8% 11.1% 1.9% 9.4%
OIBU 17.4% 27.3% 21.9% 35.9% 15.3% 1.9% 19.4% 6.9% 30.9% 28.2% 47.1% 28.8% 34.5% 5.9% 33.5%
Consolidated ** 16.4% 14.7% 15.9% 17.4% 14.2% 13.9% 15.3% 14.0% 18.0% 15.3% 18.3% 16.4% 12.2% 13.0% 15.6%
* - All amounts revised to exclude reimbursable revenue from denominator.
** - Revised to exclude aircraft sales from numerator.

Three Months Ended December 31,		Nine Months Ended December 31,	
	2011	2010	2011	2010
	(In thousands, except per share amounts)			
Adjusted EBITDA	$ 68,933	$ 64,435	$ 189,132	$ 195,221
Gain (loss) on disposal of assets	(2,865)	(33)	(3,060)	3,582
Special items	—	1,200	(24,610)	1,200
Interest expense	(9,756)	(13,773)	(28,170)	(36,263)
Depreciation and amortization	(22,709)	(21,338)	(70,848)	(61,637)
Benefit (provision) for income taxes	(7,118)	11,823	(11,779)	(33)
Net income	$ 26,485	$ 42,314	$ 50,665	$ 102,070
Adjusted operating income	$ 46,418	$ 43,172	$ 119,900	$ 132,795
Gain (loss) on disposal of assets	(2,865)	(33)	(3,060)	3,582
Special items	—	3,500	(27,287)	3,500
Operating income	$ 43,553	$ 46,639	$ 89,553	$ 139,877
Adjusted net income	$ 27,790	$ 26,285	$ 71,089	$ 82,133
Gain (loss) on disposal of assets	(2,258)	(27)	(2,482)	2,972
Special items	—	15,501	(19,319)	16,342
Net income attributable to Bristow Group	$ 25,532	$ 41,759	$ 49,288	$ 101,447
Adjusted earnings per share	$ 0.76	$ 0.71	$ 1.93	$ 2.24
Gain (loss) on disposal of assets	(0.06)	—	(0.07)	0.08
Special items	—	0.42	(0.53)	0.45
Earnings per share	0.70	1.13	1.34	2.77

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

GAAP reconciliation 35

Three Months Ended December 31, 2010						
	Adjusted Operating Income		Adjusted EBITDA		Adjusted Net Income		Adjusted Diluted Earnings Per Share
	(In thousands, except per share amounts)						
Power-by-the-hour credit	$	3,500	$	3,500	$	2,894	$ 0.08
Retirement of 6 1/8% Senior Notes		—		(2,300)		(3,966)	(0.11)
Tax items		—		—		16,573	0.45
Total special items	$	3,500	$	1,200	$	15,501	0.42

	Nine Months Ended December 31, 2011						
	Adjusted Operating Income		Adjusted EBITDA		Adjusted Net Income		Adjusted Diluted Earnings Per Share
	(In thousands, except per share amounts)						
Impairment of inventories	$	(24,610)	$	(24,610)	$	(17,579)	$ (0.48)
Impairment of assets in Creole, Louisiana		(2,677)		—		(1,740)	(0.05)
Total special items	$	(27,287)	$	(24,610)	$	(19,319)	(0.53)

	Nine Months Ended December 31, 2010						
	Adjusted Operating Income		Adjusted EBITDA		Adjusted Net Income		Adjusted Diluted Earnings Per Share
	(In thousands, except per share amounts)						
Power-by-the-hour credit	$	3,500	$	3,500	$	2,904	$ 0.08
Retirement of 6 1/8% Senior Notes		—		(2,300)		(3,900)	(0.11)
Tax items		—		—		17,338	0.47
Total special items	$	3,500	$	1,200	$	16,342	0.45

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Special items reconciliation 36

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2011 $                                  832.8 $    1,523.5 $       2,356.3 35.3%
Adjust for:
Unfunded Pension Liability 97.2 97.2
NPV of Lease Obligations 165.0 165.0
Guarantees 15.5 15.5
Letters of credit 1.7 1.7
Adjusted $                               1,112.1 (d) $    1,523.5 $       2,635.6 42.2%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 $                                  301.1 (e)
Annualized $                                  401.4
= (d) / (e) 3.69:1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us 38 th